UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 28, 2024

RISKON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Pkwy., Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ROII	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 22, 2024, RiskOn International, Inc., a Nevada corporation (the “Company”) received a letter (the “Letter”) from the Listing Qualifications staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has determined the Company’s securities had a closing bid price of $0.10 or less for at least ten consecutive trading days. Accordingly, the Company is subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii).

As previously disclosed, the Company has appealed a prior determination of the Staff to delist the Company’s common stock to a Hearings Panel (the “Panel”). The Panel heard the Company’s appeal on February 29, 2024, but no decision has been made by the Panel to date. According to the Letter, this matter serves as an additional basis for delisting the Company’s common stock from the Nasdaq. As such, the Panel will consider this matter in connection with the Company’s appeal. The Company has already provided the Panel with its response to the Letter.

Previously, on November 22, 2023, the Company received a deficiency letter from the Staff of Nasdaq indicating that the Company’s common stock is subject to potential delisting from the Nasdaq because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the required minimum of $1.00 per share under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Company was provided a 180-calendar day grace period, or until April 30, 2024, to regain compliance with the Minimum Bid Price Rule.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RISKON INTERNATIONAL, INC.

Dated: March 28, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel